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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2001


                       SMURFIT-STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        0-23876                  43-1531401
(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)

                            150 NORTH MICHIGAN AVENUE
                             CHICAGO, ILLINOIS            60601
               (Address of principal executive offices) (Zip Code)

                                 (312) 346-6600
               Registrant's Telephone Number, Including Area Code

                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On March 14, 2001, Smurfit-Stone Container Corporation issued a press release reporting that earnings per share for the first quarter of 2001 will fall significantly below the First Call consensus of $.15 earnings per share. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      None.


         (b)      None.


         (c)      Exhibits:


                  99.1     Press Release dated March 14, 2001.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SMURFIT-STONE CONTAINER CORPORATION


Dated: March 16, 2001            By: /s/ Paul K. Kaufmann
                                     -------------------------------------------
                                 Name:   Paul K. Kaufmann
                                 Title:  Vice President and Corporate Controller
                                         (Chief Accounting Officer)


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                                  EXHIBIT INDEX

                  Exhibit No.               Description
                  -----------               -----------
                  99.1                      Press Release dated March 14, 2001.